SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ________________________________


                                    FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934
                        ________________________________


                                 Date of Report

                                FEBRUARY 4, 1997
                        (Date of earliest event reported)



                           BANKATLANTIC BANCORP, INC.
             (Exact name of registrant as specified in its Charter)



            FLORIDA                     34-027228               65-0507804
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer)
    of incorporation or                                     Identification No.)
     organization)


 1750 EAST SUNRISE BOULEVARD
   FT. LAUDERDALE, FLORIDA                                        33304
(Address of principal executive offices)                       (Zip Code)


                                 (954) 760-5000
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

BankAtlantic Bancorp, Inc.







                              ITEM 5. OTHER EVENTS


     The Board of Directors of BankAtlantic Bancorp, Inc. (the "Company") declared a five-for-four common stock split effected in the form of a 25 percent common stock dividend payable in Class A stock to BankAtlantic Bancorp Class A and Class B common stockholders of record on Monday, February 17, 1997. The stock dividend will be payable in Class A shares to shareholders of both classes on March 4, 1997.

     Due to accounting and tax considerations, the Company will issue the dividend in shares of Class B stock with respect to options to purchase Class B stock previously granted under the Company's stock option plans.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BANKATLANTIC BANCORP, INC.




February 13, 1997                           By: /s/Jasper R. Eanes
                                                ---------------------
                                                Jasper R. Eanes
                                                Chief Financial Officer